MUNDOVAL FUND
GLOBAL VALUE INVESTING



ADVISOR'S UPDATE
4th QUARTER 2008

Positive factors impacting investment performance of the fund during the quarter included the Health Care (Johnson & Johnson, Amgen, Astra Zeneca & Novartis) and & Consumer Staples Sectors (Procter & Gamble & Unilever). Negative factors impacting performance of the fund during the quarter included the Financial (Citigroup, Bank of America & ING Groep) and Industrial Sectors (Ingersoll-Rand & Illinois Toolworks).

Amgen was sold during the quarter because the investment adviser believed that there were more attractive businesses to be purchased with the proceeds. New security positions for the quarter included General Electric, Ebay Inc. and News Corporation.

Healthcare continues to be the largest sector in the fund while the Information Technology Sector is prominently represented as well. The fund owns shares of common stock in 33 companies as of December 31, 2008.

Despite the excessive market volatility and pessimistic prognostications by the media of doom and gloom throughout the past year, there is much to be optimistic about going forward. Since World War II there have been ten recessionary periods in the American economy. The average rate of return after stocks hit their market lows during each recession has been approximately 32%. Of course, it is virtually impossible to predict short term price movements in the stock market and therefore preferable to select investments based on the value of the underlying asset, rather than on anticipated price fluctuations. More specifically, an investor should realize that short-term prices of common stocks are going to fluctuate widely from time to time and that over longer periods of time, the intrinsic value of a business will be reflected in it share price. An investor's patience and ability to handle the emotional ups and downs of owning publicly traded common stocks are proven determinants for long-run investment success.

Enclosed is a year to date ranking by Morningstar of the best performing International mutual funds as of October 31, 2008. Although the Mundoval Fund is a Global fund, including common stocks of both U.S. and foreign domiciled companies, it is an honor to be acknowledged along with some of the industry's more prominent fund managers.

Thank you for your continued support and confidence.

Arthur Q. Johnson, CFA

Investment Advisor:
A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037

Phone: (858) 454-4837
Fax: (858) 454-4774
www.mundoval.com

INVESTMENT OBJECTIVES

The Mundoval Fund is designed for investors who seek long-term capital appreciation in a portfolio of U.S. and International businesses. More than one-half of the world's investment opportunities exist outside of the United States and the Mundoval Fund seeks to own shares of companies worldwide at a discount to their intrinsic values. Global investing provides investors with portfolio diversification and the ability to own some of the largest businesses in the world via American Depository Receipts (ADR's).

TOP 10 HOLDINGS As of December 31, 2008

Pfizer, Inc.	4.94%
Sanofi Aventis ADR	4.71%
BASF Aktiengsellschaft	4.38%
3M Co.	4.26%
AstraZeneca Plc	4.01%
Glaxosmithkline Plc	3.90%
Tele Norte Leste Participacoes	3.88%
Johnson & Johnson	3.76%
Unilever Plc ADR	3.69%
Taiwan Semiconductor ADR	3.55%

Total # of Holdings = 33

PERFORMANCE Average Annualized Returns as of December 31, 2008

	Since Inception *	3 Year	1 Year	Latest 3 Months**
Mundoval Fund	-0.21%	-5.82%	-35.15%	-22.66%
MSCI World Index	-0.98%	-8.09%	-40.71%	-21.77%

All returns include change in share prices and reinvestment of any dividends and capital gain distributions.

* Fund Inception September 3, 2004.

**Total Return not shown as an annualized value.

DISCLOSURES

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by call the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.